UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2022

Commission File Number of depositor: 333-228394-02
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-228394
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-228394-01
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Receivables Purchase Agreement

On April 1, 2022, Barclays Bank Delaware, as seller, and Barclays Dryrock Funding LLC entered into the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of August 1, 2012, and as amended and restated as of December 17, 2013, to remove the limit on receivables from accounts relating to any non co-branded portfolio following each addition of accounts or removal of accounts.

Second Amendment to Amended and Restated Transfer Agreement

On April 1, 2022, Barclays Dryrock Funding LLC, as transferor, Barclays Dryrock Issuance Trust, as issuer, and U.S. Bank National Association (as predecessor in interest to U.S. Bank Trust Company, National Association), as indenture trustee, entered into the Second Amendment to Amended and Restated Transfer Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013, and as further amended by the First Amendment to Amended and Restated Transfer Agreement, dated as of March 1, 2017, to remove the limit on receivables from accounts relating to any non co-branded portfolio following each addition of accounts or removal of accounts.

Item 9.01.	Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits: The following is filed as an Exhibit to this Report:

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2022, between Barclays Bank Delaware, as seller, and Barclays Dryrock Funding LLC.

10.2	Second Amendment to Amended and Restated Transfer Agreement, dated as of April 1, 2022, among Barclays Dryrock Funding LLC, as transferor, Barclays Dryrock Issuance Trust, as issuer, and U.S. Bank National Association (as predecessor in interest to U.S. Bank Trust Company, National Association), as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By:    /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

May 10, 2022